EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

165 South Union Boulevard
Union Tower, Suite 360
Lakewood, Colorado 80228
(720) 627-5641

February__, 2015

TO:         _____________________________
_____________________________
_____________________________

The undersigned, Empire Petroleum Corporation, a Delaware corporation (the “Company”), hereby agrees with you as follows, effective as of the date above written:

1.            Authorization and Sale of the Securities.

1.1           Authorization.  The Company represents that it has authorized the issuance to you pursuant to the terms and conditions hereof of:

(a)	___________ shares of its common stock, par value $0.001 per share (the “Common Stock”); and

(b)
a warrant (the “Warrant”) to purchase _____________ shares of the Company’s Common Stock (“Warrant Shares”) in accordance with the terms set forth in the form of the Common Share Warrant Certificate attached hereto as Exhibit A.

The shares of Common Stock and Warrant to be purchased pursuant to the terms of this Agreement are collectively referred to herein as the “Securities”.

1.2           Sale.  Subject to the terms and conditions hereof, on the Purchase Date (as defined Section 2 below), the Company shall issue and sell to you and you shall purchase from the Company, the Securities for an aggregate purchase price of $ ___________ (the “Purchase Price”).

2.             Payment of Purchase Price; Delivery.

Upon the execution of this Agreement, you shall deliver to the Company wire funds or a check payable to the Company in the amount of the Purchase Price.  Upon receipt of the Purchase Price rom you (the “Purchase Date”), the Company shall promptly issue and deliver to you the Securities.

Empire Petroleum Corporation

Wells Fargo Bank, N.A
Colorado

Routing Number:  102000076
Account Number:  7895657760

Incoming Wiring Information:
Domestic:  121000248
International:  WFBIUS6S

3.            Representations and Warranties of the Company.

The Company hereby represents and warrants to you as follows:

3.1           Organization and Standing; Articles and Bylaws.  The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws.  The Company is qualified, licensed or domesticated as a foreign corporation in all jurisdictions where the nature of its business conducted or the character of its properties owned or leased makes such qualification, licensing or domestication necessary at this time except in those jurisdictions where the failure to be so qualified or licensed and in good standing does not and will not have a materially adverse effect on the Company, the conduct of its business or the ownership or operation of its properties.  The Company’s Certificate of Incorporation, as amended, and Bylaws, which have been filed as attachments to the Company reports it files with Securities and Exchange Commission, are true, correct and complete, and contain all amendments through the date of this Agreement (the “SEC”).

3.2           Corporate Power.  The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.  The Company has now, and will have at the Purchase Date, all requisite legal and corporate power to enter into this Agreement, to sell the Securities hereunder, and to carry out and perform its obligations under the terms of this Agreement.

3.3           Capitalization.  The authorized capital stock of the Company consists of 150,000,000 shares of common stock, par value $0.001 per share.  There are issued and outstanding approximately 7,630,609 shares of common stock.  The issued and outstanding shares of common stock are fully paid and nonassessable.  Except as disclosed in the Disclosure Materials (as defined in Section 4.1 below), there are no outstanding options, warrants or other rights, including preemptive rights, entitling the holder thereof to purchase or acquire shares of common stock of the Company.

3.4           Authorization.

(a)           All corporate action on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Common Stock pursuant hereto and the performance of the Company’s obligations hereunder has been taken or will be taken prior to the Purchase Date.  This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors’ rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

(b)           The Securities, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that such Securities and the Warrant Shares will be subject to restrictions on transfer under state and/or Federal securities laws, and as may be required by future changes in such laws.

(c)           No shareholder of the Company has any right of first refusal or any preemptive rights in connection with the issuance of the Securities or of any other capital stock of the Company.

3.5           Compliance with Instruments.  The Company is not in violation of any terms of its Certificate of Incorporation, as amended, or Bylaws, or, to the knowledge of the Company, any judgment, decree or order applicable to it.  The execution, delivery and performance by the Company of this Agreement, and the issuance and sale of the Securities pursuant hereto, will not result in any such violation or be in conflict with or constitute a default under any such term, or cause the acceleration of maturity of any loan or material obligation to which the Company is a party or by which it is bound or with respect to which it is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to the knowledge of the Company, give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the material properties, assets, business or agreements of the Company.

3.6           Litigation, etc.  There are no actions, proceedings or, to the knowledge of the Company, investigations pending which might result in any material adverse change in the business, prospects, conditions, affairs or operations of the Company or in any of its properties or assets, or in any impairment of the right or ability of the Company to carry on its business as proposed to be conducted, or in any material liability on the part of the Company, or which question the validity of this Agreement or any action taken or to be taken in connection herewith.

3.7           Governmental Consent, etc.  Except as may be required in connection with any filings required under the Federal securities laws and/or the securities laws of any state due to the offer and sale of the Securities pursuant to this Agreement, no consent, approval or authorization of, or designation, declaration or filing with, any governmental unit is required on the part of the Company in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated hereby.

3.8           Securities Registration and Filings.  The outstanding shares of the Company’s Securities are registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company has filed all reports required by Section 13 or 15(d) of the Exchange Act during the last two fiscal years.  All of such reports were, at the time they were filed, complete and accurate in all material respects and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.            Representations and Warranties of Purchaser and Restrictions on Transfer Imposed by the Securities Act.

4.1           Representations and Warranties by Purchaser.  You represent and warrant to the Company as follows:

(a)           You have reviewed the following copies of the Company’s (all of which is collectively referred to as the “Disclosure Materials”):

(i)            Current Report on Form 8-K filed 1/21/15 located at
https://www.sec.gov/Archives/edgar/data/887396/000107261314000498/form8k_17737.htm

(ii)           Information Statement on Schedule 14f-1 filed 1/5/15 located at
https://www.sec.gov/Archives/edgar/data/887396/000107261314000500/sc14f1_17737b.htm;

(iii)          Current Report on Form 8-K filed 12/30/14 located at
https://www.sec.gov/Archives/edgar/data/887396/000107261314000498/form8k_17737.htm

(iv)          Quarterly Report on Form 10-Q for quarter ended 9/30/14 located at
https://www.sec.gov/Archives/edgar/data/887396/000088739614000006/form10q-092014.htm;

(v)           Quarterly Report on Form 10-Q for quarter ended 6/30/14 located at
https://www.sec.gov/Archives/edgar/data/887396/000088739614000004/form8k-06272014.htm

(vi)          Current Report on Form 8-K filed 6/27/14 located at
https://www.sec.gov/Archives/edgar/data/887396/000088739614000004/form8k-06272014.htm

(vii)         Quarterly Report on Form 10-Q for quarter ended 3/31/14 located at
https://www.sec.gov/Archives/edgar/data/887396/000088739614000003/form10q32014.htm

(viii)        Current Report on Form 8-K filed 3/4/14 located at
https://www.sec.gov/Archives/edgar/data/887396/000088739614000002/form8k342014.htm

(ix)           Annual Report on Form 10-K for year ended 12/ 31/13 located at
https://www.sec.gov/Archives/edgar/data/887396/000088739614000001/form10k12312013.htm;

(x)           Supplement to Disclosure Materials dated February 2, 2015, which was provided to you via a separate letter.

You have also reviewed the Company’s Certificate of Incorporation, as amended, and Bylaws.

(b)           You are experienced in evaluating and investing in companies such as the Company.  Further, you understand that the Securities purchased hereby is of a highly speculative nature and could result in the loss of your entire investment.

(c)           You have been furnished by the Company with all information requested concerning the proposed operations, affairs and current financial condition of the Company.  Such information and access have been available to the extent you consider necessary and advisable in making an intelligent investment decision.  In addition, you have received and reviewed copies of the Disclosure Materials and have had the opportunity to discuss the Company’s business, management and financial affairs with its Chief Executive Officer.  You understand that such discussions, as well as the Disclosure Materials and any other written information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

(d)           The Securities to be acquired by you will be acquired, solely for your account, for investment purposes only and not with a view to the resale or distribution thereof, are not being purchased for subdivision or fractionalization thereof, and you have no contract, undertaking, agreement or arrangement with any person to sell or transfer such Securities to any person and do not intend to enter into such contract or arrangement.

(e)           You understand that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), nor are they registered or qualified under the blue sky or securities laws of any state, by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Sections 3(b) or 4(2) of the Securities Act and available exemptions from the registration requirements of any applicable state securities laws.  You further understand that the Securities must be held by you indefinitely and you must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

(f)           You have the full right, power and authority to enter into and perform this Agreement, and this Agreement constitutes a legal, valid and binding obligation upon you, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors’ rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

(g)           You are able to bear the full economic risk of your investment in the Securities, including the risk of a total loss of your investment in connection therewith.  You are an accredited investor as that term is defined in Rule 501(a) of Regulation D promulgated by the SEC.

By initialing one of the categories below, the undersigned represents and warrants that the undersigned comes within the category so initialed and has truthfully set forth the factual basis or reason the undersigned comes within that category.  ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category I	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the undersigned's spouse, presently exceeds U.S. $1,000,000.

Explanation.  In calculation of net worth the undersigned may not include equity in  the undersigned’s primary residence, however the undersigned can include equity in all other real estate. The calculation of net worth may also include the undersigned’s personal property, cash, short term investments, stocks and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.  Any debt that secures the undersigned’s primary residence can be excluded from liabilities in calculating the undersigned’s net worth, as long as the debt does not exceed the fair market value of the property (except that if the amount of such debt outstanding at the time of the undersigned’s purchase of the Shares exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability).  If, however, the amount of the debt exceeds the fair market value of the primary residence and the mortgagee or other lender has recourse to the undersigned personally for any deficiency, that excess liability should be deducted from the undersigned's net worth.

Category II
The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of U.S. $200,000 in each of the two most recent years, or joint income with the undersigned's spouse in excess of $300,000 in each of the two most recent years, and has a reasonable expectation of reaching the same income level in the current year.

Category III	The undersigned otherwise meets the definition of “Accredited Investors” as defined in Section 230.501(a) of the Act.

(h)           You were not offered the Securities by means of general solicitations, publicly disseminated advertisements or sales literature.

4.2           Legends.  The instrument representing the Securities and the Warrant Shares shall be endorsed with the legend set forth below:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE COMPANY SHALL HAVE BEEN FURNISHED AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER ANY OF SUCH ACTS.

In addition, the instrument representing the Securities and the Warrant Shares shall be endorsed with any other legend required by any state securities laws.  The Company need not register a transfer of legended Securities and the Warrant Shares, and may also instruct its transfer agent not to register the transfer of the Securities and the Warrant Shares, unless one of the conditions specified in each of the foregoing legends is satisfied.

5.            Indemnification by Purchaser.

You acknowledge and understand that the Company has agreed to offer and sell the Securities to you based upon the representations and warranties made by you in this Agreement, and you hereby agree to indemnify the Company and to hold the Company and its incorporators, officers, directors and professional advisors harmless against all liability, costs or expenses (including attorneys’ fees) arising by reason of or in connection with any misrepresentation or any breach of such representations and warranties by you, or arising as a result of the sale or distribution of any Securities by you in violation of the Securities Act or other applicable law.

6.            Miscellaneous.

6.1           Successors and Assigns.  All the provisions of this Agreement by or for the benefit of the parties shall bind and inure to the benefit of respective successors and permitted assigns of each party.

6.2           Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to you, at your address set forth on the first page hereof, or at such other address as you shall have furnished to the Company in writing, or (b) if to the Company, at its address set forth on the first page hereof, or at such other address as the Company shall have furnished to you in writing in accordance with this Section 6.2.

6.3           Waivers; Amendments.  Any provision of this Agreement may be amended or modified with (but only with) the written consent of the Company and you.  Any amendment, modification or waiver effected in compliance with this Section 6.3 shall be binding upon the Company and you.  No failure or delay of the Company or you in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereon or the exercise of any other right or power.  The rights and remedies of the Company and you hereunder are cumulative and not exclusive of any rights or remedies which each would otherwise have.

6.4           Separability.  In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

6.5           Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the state of Oklahoma without regard to principles of conflicts of law, except as otherwise required by mandatory provisions of law.

6.6           Section Headings.  The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any provisions of this Agreement.

6.7           Entire Agreement.  This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof.

6.8           Finder’s Fees.  You represent and warrant to the Company that no finder or broker has been retained by you in connection with the transactions contemplated by this Agreement and you hereby agree to indemnify and to hold the Company and its respective officers, directors and controlling persons, harmless of and from any liability for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which you, or any of your employees or representatives, are responsible.  The Company hereby agrees to indemnify and to hold you, and your respective officers, directors and controlling persons, harmless of and from any liability for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which it, or any of its employees or representatives, are responsible.

6.9           Other Documents.  The parties to this Agreement shall in good faith execute such other and further instruments, assignments or documents as may be necessary or advisable to carry out the transactions contemplated by this Agreement.

6.10           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and which shall become effective when there exist copies signed by the Company and by you.

[Signatures on Next Page]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives effective as of the date set forth on the first page hereof.

EMPIRE PETROLEUM CORPORATION

By: _______________________________________
      J.C. Whorton, Jr., Chief Executive Officer

By:_______________________________________
      Michael R. Morrisett, President

Accepted and agreed to this ______ day of _____________, 2015.

BUYER

By:  ______________________________________

Name:_____________________________________

Title: _____________________________________

EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE COMPANY SHALL HAVE BEEN FURNISHED AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER ANY OF SUCH ACTS.

No. _____ ________, 2015

EMPIRE PETROLEUM CORPORATION

COMMON SHARE WARRANT CERTIFICATE

Warrant to Purchase_________Common Shares

Expiring February 28, 2017

THIS CERTIFIES THAT _______________________(the "Warrant Holder"), in consideration for entering into that certain Securities Purchase Agreement dated as of February 2, 2015 ("Purchase Agreement"), by and between the Warrant Holder and Empire Petroleum Corporation, a Delaware corporation (the "Company"), at any time following the date hereof, on any Business Day on or prior to 5:00 p.m., Pacific Time, on the Expiration Date (as defined in

Section 1 below), is entitled to subscribe for and purchase from the Company, up to ________ Common Shares (as defined in Section 1 below) at a price per Common Share equal to the Exercise Price (as defined in Section 1 below); provided, however, that the number of Common Shares issuable upon any exercise of this Warrant (as defined in Section 1 below) shall be adjusted and readjusted from time to time in accordance with Section 4 below.

1. Certain Definitions.

The following terms, as used herein, have the following meanings:

"Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

"Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

"Commission" means the Securities and Exchange Commission.

"Common Share(s)" means the Company's currently authorized class of Common Stock, par value $0.001.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

"Exercise Price" means $0.25 with respect to up to ___________Warrant Shares.

"Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

"Warrant" means the rights granted to the Warrant Holder pursuant to this Warrant Certificate.

"Warrant Certificate" means this Common Share Warrant Certificate.

"Warrant Share(s)" means the _______________Common Shares issued or issuable upon exercise of this Warrant, as adjusted from time to time pursuant to Section 4.

2. Vesting and Exercise.

2.1 Vesting. The Warrant and the Warrant Shares shall immediately vest upon the execution of this Warrant Certificate.

2.2 Exercise of Warrant.

(a) The Warrant Holder may exercise this Warrant by delivering to the Company a duly executed notice (a "Notice of Exercise") in the form of Annex A attached hereto, at the election of the Warrant Holder, in which the Warrant Holder shall receive from the Company the number of Warrant Shares as to which this Warrant is being exercised and shall pay to the Company the Exercise Price for each such Warrant Share by check payable to the order of the Company in an amount equal to the product of: (a) the Exercise Price times (b) the number of Warrant Shares as to which the Warrant is being exercised.

(b) As soon as practicable, but not later than five (5) Business Days after the Company shall have received such Notice of Exercise and payment, the Company shall execute and deliver or cause to be executed and delivered, in accordance with such Notice of Exercise, a certificate or certificates representing the number of Common Shares specified in such Notice of Exercise, issued in the name of the Warrant Holder. This Warrant shall be deemed to have been exercised and such share certificate or certificates shall be deemed to have been issued, and such Warrant Holder shall be deemed for all purposes to have become a holder of record of Common Shares, as of the date that such Notice of Exercise and payment shall have been received by the Company.

(c) The Warrant Holder shall surrender this Warrant Certificate to the Company when it delivers the Notice of Exercise, and in the event of a partial exercise of the Warrant, the Company shall execute and deliver to the Warrant Holder, at the time the Company delivers the share certificate or certificates issued pursuant to such Notice of Exercise, a new Warrant Certificate for the unexercised portion of this Warrant Certificate, but in all other respects identical to this Warrant Certificate.

(d) The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of certificates for the Warrant Shares and a new Warrant Certificate, if any, except that if the certificates for the Warrant Shares or the new Warrant Certificate, if any, are to be registered in a name or names other than the name of the Warrant Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Warrant Holder at the time of its delivery of the Notice of Exercise or promptly upon receipt of a written request by the Company for payment.

(e) No fractional Common Shares will be issued in connection with any exercise of the Warrant, and any fractional Common Share (resulting from any adjustment pursuant to Section 4 or otherwise) in the aggregate number of Common Shares being purchased upon any exercise of the Warrant shall be eliminated.

3. Validity of Warrant and Issuance of Common Shares.

The Company represents and warrants that this Warrant has been duly authorized and is validly issued. The Company further represents and warrants that on the date hereof it has duly authorized and reserved, and the Company hereby agrees that it will at all times until the Expiration Date have duly authorized and reserved, such number of Common Shares as will be sufficient to permit the exercise in full of the Warrant, and that all such Common Shares are and will be duly authorized and, when issued upon exercise of the Warrant, will be validly issued, fully paid and nonassessable, and free and clear of all security interests, claims, liens, equities and other encumbrances.

4. Adjustment Provisions.

The number of Warrant Shares that may be purchased upon any exercise of the Warrant, shall be subject to change or adjustment as follows:

4.1 Common Share Reorganization. If the Company shall subdivide its outstanding Common Shares into a greater number of shares, by way of share split, share dividend or otherwise, or consolidate its outstanding Common Shares into a smaller number of shares (any such event being herein called a "Common Share Reorganization"), then (a) the definition of Exercise Price shall be adjusted, effective immediately after the effective date of such Common Share Reorganization, so that each amount contained in the definition of the Exercise Price is equal to such amount multiplied by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding after giving effect to such Common Shares Reorganization, and (b) the number of Common Shares subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of Common Shares subject to purchase immediately before such Common Share Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately before giving effect to such Common Share Reorganization.

4.2 Capital Reorganization. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger of which the Company is the continuing corporation and that does not result in any reclassification of, or change (other than a Common Share Reorganization) in, outstanding Common Shares, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or any recapitalization of the Company (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Warrant Holder shall no longer have the right to purchase Common Shares, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of Common Shares and other securities and property (including cash) which the Warrant Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization, if the Warrant had been exercised immediately prior to the effective date of such Capital Reorganization.

4.3 Adjustment Rules.

(a) Any adjustments pursuant to this Section 4 shall be made successively whenever any event referred to herein shall occur, except that, notwithstanding any other provision of this Section 4, no adjustment shall be made to the number of Warrant Shares to be delivered to the Warrant Holder (or to the Exercise Price) if such adjustment represents less than one-percent (1%) of the number of Warrant Shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to one-percent (1%) or more of the number of Warrant Shares to be so delivered.

(b) If the Company shall take a record of the holders of its Common Shares for any purpose referred to in this Section 4, then (i) such record date shall be deemed to be the date of the issuance, sale, distribution or grant in question and (ii) if the Company shall legally abandon such action prior to effecting such action, no adjustment shall be made pursuant to this

Section 4 in respect of such action.

(c) As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 4, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Common Shares which the Warrant Holder is entitled to receive upon exercise of this Warrant.

5. Transfer of Warrant.

5.1 No Transfer Without the Consent of the Company. This Warrant is personal to the Warrant Holder and this Warrant Certificate and the rights of the Warrant Holder hereunder may not be sold, assigned, transferred or conveyed, in whole or in part, except with the prior written consent of the Company.

5.2 Permitted Transfers. Upon transfer of the Warrant permitted under

Section 5.1 above, the Warrant Holder must deliver to the Company a duly executed Warrant Assignment in the form of Annex B, attached hereto, with funds sufficient to pay any transfer tax imposed in connection with such assignment. Upon surrender of this Warrant to the Company, the Company shall execute and deliver a new Warrant in the form of this Warrant, with appropriate changes to reflect such assignment, in the name or names of the assignee or assignees specified in the fully executed Warrant Assignment or other instrument of assignment and, if the Warrant Holder's entire interest is not being transferred or assigned, in the name of the Warrant Holder, and this Warrant shall promptly be canceled. In connection with any transfer or exchange of this Warrant permitted hereunder, the transferring Warrant Holder shall pay all costs and expenses relating thereto, including, without limitation, all transfer taxes, if any, and all reasonable expenses incurred by the Company (including legal fees and expenses). Any new Warrant issued shall be dated the date hereof. The terms "Warrant" and "Warrant Holder" as used herein include all Warrants into which this Warrant (or any successor Warrant) may be exchanged or issued in connection with the permitted transfer or assignment of this Warrant, any successor Warrant and the holders of those Warrants, respectively.

6. Lost Mutilated or Missing Warrant Certificates.

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon receipt of indemnification satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver a new Warrant Certificate of like tenor and representing the right to purchase the same aggregate number of Warrant Shares. The recipient of any such Warrant Certificate shall reimburse the Company for all reasonable expenses incidental to the replacement of such lost, mutilated or missing Warrant Certificate.

7. Miscellaneous.

7.1 Successors and Assigns. All the provisions of this Warrant Certificate by or for the benefit of the Company or the Warrant Holder shall bind and inure to the benefit of their respective successors and permitted assigns.

7.2 Notices. All notices, requests, demands and other communications hereunder shall be given in accordance with the terms of the Purchase Agreement.

7.3 Waivers; Amendments. Any provision of this Warrant Certificate may be amended or modified with (but only with) the written consent of the Company and the Warrant Holder. Any amendment, modification or waiver effected in compliance with this Section 7.3 shall be binding upon the Company and the Warrant Holder. No failure or delay of the Company or the Warrant Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereon or the exercise of any other right or power. The rights and remedies of the Company and the Warrant Holder hereunder are cumulative and not exclusive of any rights or remedies which each would otherwise have.

7.4 No Rights as a Shareholder. The Warrant shall not entitle the Warrant Holder, prior to the exercise of the Warrant, to any rights as a holder of shares of the Company.

7.5 Separability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

7.6 Governing Law. This Warrant shall be construed and enforced in accordance with the laws of the State of Oklahoma without regard to principles of conflicts of law, except as otherwise required by mandatory provisions of law.

7.7 Section Headings. The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any Provisions of the Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and attested by its Chief Executive Officer, all as of the day and year first above written.

EMPIRE PETROLEUM CORPORATION

By:___________________________________________
J.C. Whorton, Jr., Chief Executive Officer

By:___________________________________________
Michael R. Morrisett, President

ANNEX A

Form of Notice of Exercise

Date: __________

To: Empire Petroleum Corporation

Reference is made to the Common Share Purchase Warrant dated ____________ issued to the undersigned by Empire Petroleum Corporation. Terms defined therein are used herein as therein defined.

The undersigned, pursuant to the provisions set forth in the Warrant Certificate, hereby irrevocably elects and agrees to purchase the number of Common Shares at the Exercise Price(s) set forth below, and makes payment herewith by check payable to the order of the Company in an amount equal to $________.

Number of Warrant Shares	Applicable Exercise Price

If said number of shares is less than all of the shares purchasable hereunder, the undersigned hereby requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be issued to me.

The undersigned hereby represents that it is exercising the Warrant for its own account for investment purposes and not with the view to any sale or distribution and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or any underlying Warrant Shares in violation of applicable securities laws.

By:________________________________________  Name:________________________________________ Title:_______________________________________

ANNEX B

Form of Warrant Assignment

Reference is made to the Common Share Purchase Warrant dated __________, issued to the undersigned by Empire Petroleum Corporation. Terms defined therein are used herein as therein defined.

FOR VALUE RECEIVED __________________ (the "Assignor") hereby sells, assigns and transfers all of the rights of the Assignor as set forth in the Warrant Certificate with respect to the number of Warrant Shares covered thereby as set forth below, to the Assignee(s) as set forth below:

Name of Assignee	Address	Number of Applicable	Exercise Price of
		Warrant Shares	Warrant Shares

All notices to be given by the Company to the Assignor as Warrant Holder shall be sent to the Assignee(s) at the above listed address(es), and, if the number of Warrant Shares being hereby assigned is less than all of the Warrant Shares covered by the Warrant Certificate held by the Assignor, then also to the Assignor.

In accordance with Section 5 of the Warrant Certificate, the Assignor requests that the Company execute and deliver a new Warrant Certificate or Warrant Certificates in the name or names of the Assignee or Assignees, as is appropriate, or, if the number of Warrant Shares being hereby assigned is less than all of the Warrant Shares covered by the Warrant held by the Assignor, new Warrant Certificates in the name or names of the Assignee or the Assignees, as is appropriate, and in the name of the Assignor.

The undersigned represents that the Assignee has represented to the Assignor that the Assignee or each Assignee, as is appropriate, is acquiring the Warrant for its own account or the account of an Affiliate for investment purposes and not with the view to sell or distribute, and that the Assignee or each Assignee, as is appropriate, will not offer, sell or otherwise dispose of the Warrant or the Warrant Shares except under circumstances as will not result in a violation of applicable securities laws.

Dated:__________

By:__________________________________________ Name:________________________________________ Title:_______________________________________